U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-KA

                             AMENDED CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 19, 2003

                          New Paltz Capital Corporation
                                dba FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


                              000-49661 88-0490890
                               ------- ----------
             (Commission File No.) (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                                Ph: 760-448-2498

(Address and telephone number of principal executive offices and place of business)




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Item 1. Changes in Control of Registrant

See Item 2 herein. See also report on SEC Form 14F attached hereto as Exhibit
99.1 and incorporated by reference.

Item 2. Acquisition or Disposition of Assets

Effective September 19, 2003, New Paltz Capital Corporation, doing business as FemOne, Inc. (the "Company") entered into a letter of intent with FemOne, Inc. ("FEMONE"), a privately held California corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of FEMONE, in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to issue to the FEMONE shareholders and certain finders, an aggregate of "restricted" common shares, representing approximately 100% of FEMONE's then outstanding common stock.

The terms and conditions contained in the letter of intent and the proposed share exchange is subject to satisfaction of various conditions, including completion of due diligence activities, the approval of the transaction by the FEMONE shareholders. If these conditions are met, it is expected that the proposed transaction will close on or before October 15, 2003. However, there are no assurances that the proposed transaction will close on or before the aforesaid date, or that any unforeseen delay will occur, or that the proposed transaction will be successfully consummated at all.

Further in connection with this agreement, the controlling shareholders of the Company have surrendered their stock in exchange for transfer of all right, title and interest to the products developed by the FEMONE since its inception. In accordance with that agreement, it is the intention of the parties that the Company would acquire all of the issued and outstanding capital stock of FEMONE in exchange solely for the number of shares of the Company's authorized but un-issued common stock and that the exchange qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and the exchange qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933 and under the applicable securities laws of each state or jurisdiction where the shareholders reside.

Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

The Company has not changed accountants as reported in the Form 8-K filed on September 22, 2003.

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors

See Item 1.

Item 7. Financial Statements Pro Forma Financial & Exhibits

Exhibit 99.1
SEC Form 14F

Item 8. Change in Fiscal Year

None


Item 9. Regulation FD Disclosure.


None


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics


None


Item 11.  Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
Plan.


None.


Item 12. Results of Operations and Financial Condition.


None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Paltz Capital Corporation
By: /s/ Ray Grimm
-----------------------------
Ray Grimm, Director

Dated: September 24, 2003


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Exhibit 99.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14F-1

                              INFORMATION STATEMENT
                        PURSUANT TO SECTION 14(f) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14f-1 THEREUNDER

                             NEW PALTZ CAPITAL CORP.
                          (Exact name of registrant as
                       specified in its corporate charter)

                                    000-49661
                               Commission File No.

                NEVADA                           88-0490890
       (State of Incorporation)                 (IRS Employer
                                             Identification No.)


                             2360 Palmerston Avenue,
                West Vancouver, British Columbia, Canada V7V 2W1
                    (Address of principal executive offices)

                                 (604) 763-4880
                           (Issuer's telephone number)

                             NEW PALTZ CAPITAL CORP.

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(f) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

GENERAL

This Information Statement is being delivered on or about August 21, 2003 to the holders of shares of the common stock, par value $0.001 per share (the "Common Stock") of New Paltz Capital Corp., a Nevada corporation (the "Company") as of August 20, 2003. On August 1, 2003, Mr. William Asselstine (the "Seller"), the majority shareholder, president, secretary, treasurer, and a director of the Company, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Mr. Raymond W. Grimm, Jr. and Alfred Hanser (the "Purchasers"). Under the terms of the Stock Purchase Agreement, Mr. Asselstine has sold to Mr. Grimm and Mr. Hanser an aggregate of 5,000,000 shares of the common stock of the Company, representing approximately 77.9% of the Company's current outstanding shares of common stock. The closing of the purchase and sale of shares was effective August 20, 2003. As a condition of the Stock Purchase Agreement, Mr. Asselstine has agreed to resign as director, president, secretary and treasurer of the Company and to appoint Mr. Grimm and Mr. Hanser as directors of the Company. The changes to the board of directors of the Company will not be effective until at least ten days after this Information Statement is mailed or delivered to all of the Company's shareholders in compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder.

YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. YOU ARE NOT, HOWEVER, REQUIRED TO TAKE ANY ACTION.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

1.          Voting Securities of the Company

On August 18, 2003, there were 6,414,500 shares of our common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders.

2 .          Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of August 18, 2003, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.



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


Title of class                          Name and address                      Number of         Percentage of
                                      of beneficial owner                     Shares of       Common Stock (1)
                                                                            Common Stock

Common Stock           William Asselstine                                        NIL                 NIL
                       Director, President
                       Secretary and Treasurer
                       2360 Palmerston Avenue
                       Vancouver, BC, Canada

Common Stock           Raymond W. Grimm, Jr.                                  2,857,000             44.5%
                       P.O. Box 8501
                       Rancho Santa Fe, CA 92067

Common Stock           Alfred Hanser                                          2,143,000             33.4%
                       1915 A Estrella de Mar Ct.
                       Carlsbar, CA 92009

Common Stock           All Officers and Directors as a                           NIL                 NIL
                       Group (1 person)



  (1)Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of August 18, 2003, there were 6,414,500 shares of our common stock issued and outstanding.

(2)The shares denoted as being beneficially owned by Mr. Grimm and Mr. Hanser represent those shares which they have acquired from Mr. Asselstine pursuant to the Stock Purchase Agreement.


3. Changes in Control

On August 1, 2003, Mr. Raymond W. Grimm, Jr. and Mr. Alfred Hanser as purchasers, and Mr. William Asselstine, as seller, entered into the Stock Purchase Agreement, pursuant to which Mr. Grimm and Hanser agreed to acquire 5,000,000 shares of our common stock (representing approximately 77.9% of the outstanding shares of our common stock) from Mr. Asselstine and shareholder loans totaling $57,000 for an aggregate purchase price of $279,350. The closing of the purchase and sale of the shares and shareholders loans pursuant to the Stock Purchase Agreement took place on August 20, 2003. The consideration for the acquisition has been paid from the personal funds of Mr. Grimm and Mr. Hanser. The purchase of the shares of common stock by Mr. Grimm and Mr. Hanser from Mr. Asselstine was consummated in a private transaction and Mr. Grimm and Mr. Hanser together may now be considered to be in "control" the Company. As a condition of the Stock Purchase Agreement, Mr. Asselstine has agreed to resign as director, president, secretary and treasurer and to appoint Mr. Grimm and Mr. Hanser as directors of the Company. The changes to our board of directors are anticipated to be effective ten days after the delivery of this Information Statement to our shareholders.

We are not aware of any arrangement that might result in a change in control in the future, except the change of control from William Asselstine to Raymond W. Grimm, Jr. and Alfred Hanser, as described in this Information Statement.

DIRECTORS AND EXECUTIVE OFFICERS

We anticipate that on or about the date that is ten days after the delivery of this Information Statement to our shareholders, William Asselstine will tender a letter of resignation to the Board to resign as director, president, secretary and treasurer as contemplated by the Stock Purchase Agreement. Mr. Raymond W. Grimm, Jr. and Mr. Alfred Hanser will be appointed as directors upon receipt of these resignations and will have the authority to appoint executive officers to fill the vacancies of Mr. Asselstine.

The following tables set forth information regarding our current executive officers and directors:

Directors:

Name of Director                  Age
-----------------                 ---
William J. Asselstine             58


Executive Officers:

Name of Officer              Age  Office
William Asselstine           58   President, Secretary and Treasurer


Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years.

Mr. William J. Asselstine has been our president, secretary, treasurer and our sole director since March 14, 2000. Mr. Asselstine resigned as our president on August 1, 2003. Mr. Asselstine was the director of real estate operations for NTG Clarity Networks Inc. from June 2001 to May 2002. Mr. Asselstine was director of real estate operations for Javelin Connections Inc. from December 2000 to May 2001. Mr. Asselstine was a building access specialist with AT&T Canada Inc. from November 1998 to November 2000. Each of NTG Clarity Networks, Javelin Connections and AT&T Canada is a company engaged in the business of telecommunications. Mr. Asselstine was a senior negotiator for Colliers International, an international commercial real estate brokerage and property management business headquartered in Vancouver, British Columbia, from March 1980 to October 1998. Mr.

Asselstine served as an officer and director of various companies engaged in the businesses of mineral and oil and gas exploration whose shares were traded on the Vancouver Stock Exchange during the period from the late 1970's to 1985. These companies included Boulder Mountain Resources Ltd., The Bullet Group Inc., Maple Leaf Petroleum Ltd., Rio Blanco Resources Ltd., Warwick Petroleum Ltd., Wildrose Petroleum Ltd., Fairmile Gold Corp., Buffalo Resources Ltd., Canadian Cariboo Resources Ltd., Rich Capital Corp. and Xing Hai Resources Ltd. Mr. Asselstine received his Bachelor of Arts with a commerce major from Simon Fraser University in Vancouver, British Columbia, Canada. Over the past year, Mr. Asselstine has spent approximately 10% of his business time on the affairs of the New Paltz. Mr. Asselstine is not involved as a director or officer of any other company at this time.

Set forth below is a brief description of the background and business experience of each of our proposed directors for the past five years.

Mr. Raymond W. Grimm was the President of Body Wise International, a company engaged in the distribution of nutritional products, from 1989 to 1999.

Mr. Alfred Hanser was a management consultant in the pharmaceutical industry for ZS Associated from 1997 to 1998. From 1998 to 2002 Mr. Hanser has been self-employed.

Term of Office

Our Directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than the officers and directors described above.

LEGAL PROCEEDINGS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

The Company is not aware of any legal proceedings in which the Purchasers, any director, officer, or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any affiliate of the Purchasers, or of any such director, officer, affiliate of the Company, or security holder, is a party adverse to the Company or has a material interest adverse to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

       o Any of our directors or officers;

       o Any person proposed as a nominee for election as a director;

       o Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

       o Any of our promoters;

       o Any relative or spouse of any of the foregoing persons who has the same house as such person.

Mr. William Asselstine, our sole officer and director, has been our sole promoter since our inception. Mr. Asselstine has acquired 5,000,000 shares of our common stock at a price of $0.001 US per share. Mr. Asselstine paid a total purchase price of $5,000 for these shares. Mr. Asselstine purchased these shares on August 15, 2000. Other than the purchase of his stock Mr. Asselstine has not entered into any agreement with us in which he is to receive from us or provide to us any thing of value.

Mr. Blake W. Asselstine, the adult son of Mr. William Asselstine, purchased 100,000 shares of our common stock at a price of $0.01 per share on November 10, 2000 for an aggregate purchase price of $1,000.

Mr. Ian James Asselstine, the adult son of Mr. William Asselstine, purchased 100,000 shares of our common stock at a price of $0.01 per share on November 10, 2000 for an aggregate purchase price of $1,000.

Mr. James W. Asselstine, the father of Mr. William Asselstine, purchased 150,000 shares of our common stock at a price of $0.11 per share on May 5, 2001 for an aggregate purchase price of $16,500.

Mr. William Asselstine has advanced to us loans payable in the aggregate amount of $30,000, of which $10,000 was advanced as of June 30, 2002 and $20,000 was advanced subsequent to June 30, 2002. All amounts advanced are unsecured, bear interest at the rate of 6% per annum and are due on the date that is one year from the date of advance. The proceeds of the loans were applied to our working capital deficiency.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by the Company, we believe that during the fiscal year ended June 30, 2003 all such filing requirements applicable to our officers and directors were complied with.

EXECUTIVE COMPENSATION

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal year ended June 30, 2003. No other compensation was paid to any such officer or directors other than the cash and stock option compensation set forth below.

Summary Compensation Table

                                                   ANNUAL COMPENSATION                        LONG TERM COMPENSATION
Name             Title            Fiscal    Salary   Bonus     Other Annual               AWARDS               PAYOUTS    All Other
                                   Year                        Compensation                                                Compen-
                                   Ended                                                                                   sation
                                                                                  Restricted     Options/       LTIP
                                                                                    Stock         SARs *     payouts ($)
                                                                                   Awarded          (#)
William J.       Director/         2003           $0       0                  0               0            0            0          0
Asselstine       President/        2002            0       0                  0               0            0            0          0
                 Secretary/        2001            0       0                  0               0            0            0          0
                 Treasurer


Stock Option Grants

We did not grant any stock options to the executive officers during our most recent fiscal year ended June 30, 2003. We have also not granted any stock options to the executive officers since June 30, 2003, In addition, as of June 30, 2003, no retirement, pension or insurance programs or other similar programs have been adopted by us for the benefit of our employees

Exercises of Stock Options and Year-End Option Values

No stock options were exercised by our officers, directors and employees during the financial year ended June 30, 2003. No stock options have been executed since June 30, 2003.

Outstanding Stock Options

We do not have any stock options outstanding.

Dated: August 20, 2003              By Order of the Board of Directors
                                    NEW PALTZ CAPITAL CORP.

                                    /s/ William Asselstine
                                    William Asselstine
                                    President